UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 9, 2018

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia	22042-4513
(Address of Principal Executive Offices)	(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 9, 2018, General Dynamics Corporation, a Delaware corporation (“General Dynamics”), Red Hawk Enterprises Corp., a Nevada corporation and a wholly owned subsidiary of General Dynamics (“Merger Sub”) and CSRA Inc., a Nevada corporation (“CSRA”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”).

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will commence a cash tender offer (the “Offer”) to purchase all of the outstanding shares of CSRA’s common stock, par value $0.001 per share (the “Shares”), for a purchase price of $40.75 per share in cash, net of applicable withholding taxes and without interest (the “Offer Price”). Following the closing of the Offer, if General Dynamics and Merger Sub own a number of Shares (after giving effect to the Top-Up Option (described below)) that constitutes one Share more than 90% of the Shares on a fully diluted basis, Merger Sub will merge with and into CSRA (the “Merger”), with CSRA surviving as a wholly-owned subsidiary of General Dynamics. The Merger Agreement also provides that the Merger may be consummated regardless of whether the Offer is completed, but if the Offer is not completed or if the Offer is completed but the Short-Form Merger Threshold (as defined below) is not met, the Merger will only be consummated after the stockholders of CSRA have adopted and approved the Merger Agreement at a meeting of stockholders. General Dynamics and Merger Sub have agreed to commence the Offer as promptly as practicable, but no later than March 5, 2018.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding Share (other than Shares held by General Dynamics, CSRA, Merger Sub or their respective subsidiaries immediately prior to the Effective Time) will be canceled and converted into the right to receive the Offer Price in cash, net of applicable withholding taxes and without interest.

In addition, at the Effective Time:

•	each option to purchase Shares and each stock appreciation right to receive cash or Shares awarded pursuant to the CSRA Inc. 2015 Omnibus Incentive Plan (the “CSRA Stock Plan”) outstanding immediately prior to the Effective Time shall be fully vested, canceled and converted into the right to receive a lump-sum cash payment, without interest, equal to the product of (A) the excess, if any, of the Offer Price over the applicable exercise price or strike price per Share, as applicable, subject to such option or stock appreciation right multiplied by (B) the number of Shares subject to such option or stock appreciation right (less any applicable withholding of taxes);

•	each restricted stock unit awarded pursuant to the CSRA Stock Plan whose vesting is conditioned in full or in part based on achievement of performance goals or metrics (a “PSU”) outstanding immediately prior to the Effective Time shall vest at the target level of vesting and shall be canceled and converted into the right to receive, for each Share subject to such then-vested PSU, the Offer Price and the value of any dividend equivalents accumulated in respect of such PSU (less any applicable withholding of taxes);

•	each restricted stock unit awarded to employees prior to 2018 pursuant to the CSRA Stock Plan, other than PSUs (a “RSU”), outstanding immediately prior to the Effective Time shall vest in full and shall be canceled and converted into the right to receive, for each Share subject to such RSU, the Offer Price and the value of any dividend equivalents accumulated in respect of such RSU (less any applicable withholding of taxes);

•	each restricted stock unit awarded to employees in 2018 pursuant to the CSRA Stock Plan (a “2018 RSU”) outstanding immediately prior to the Effective Time shall be converted into, and shall constitute, as applicable, restricted stock units subject to the common stock of General Dynamics, on the same terms and conditions as were applicable to such 2018 RSU immediately prior to the Effective Time, with respect to the number of shares of common stock of General Dynamics determined by multiplying the number of Shares subject to such 2018 RSU by a quotient determined by dividing (a) the Offer Price by (b) the average of the volume-weighted average price per share of the common stock of General Dynamics on the NYSE on each of the twenty consecutive business days ending on (and including) the closing date of the Merger; and

•	each restricted stock unit awarded pursuant to the CSRA Inc. 2015 Non-Employee Director Incentive Plan (“Director RSU”) outstanding immediately prior to the Effective Time shall vest in full and shall be canceled and converted into the right to receive, for each Share subject to such Director RSU, the Offer Price and the value of any dividend equivalents accumulated in respect of such Director RSU.

The Merger Agreement contains various customary representations, warranties and covenants, including, among others, covenants with respect to the conduct of CSRA’s business prior to the closing.

CSRA has granted to General Dynamics and Merger Sub an option (the “Top-Up Option”) to purchase, at a price per share equal to the Offer Price, a number of newly issued Shares equal to the lesser of (a) the number of Shares that, when added to the number of Shares owned by General Dynamics and Merger Sub at the time of exercise of the Top-Up Option, constitutes one Share more than 90% of the number of Shares on a fully diluted basis that would be outstanding immediately after the issuance of all Shares subject to the Top-Up Option (the “Short-Form Merger Threshold”) or (b) the aggregate number of Shares that CSRA is authorized to issue under its articles of incorporation but that are not issued and outstanding (and are not subscribed for or otherwise committed to be issued) at the time of exercise of the Top-Up Option. The Top-Up Option will terminate upon the earlier to occur of the Effective Time and the termination of the Merger Agreement in accordance with its terms.

The completion of the Offer is subject to customary conditions, including, among others: (a) that the number of Shares validly tendered and not validly withdrawn prior to the expiration of the Offer, when added to the Shares owned by General Dynamics and its subsidiaries, represents at least one Share more than 50% of the Shares on a fully diluted basis of the company as of the expiration of the Offer (without giving effect to the closing of the Top-Up Option); (b) the absence of a material adverse effect on CSRA; and (c) the satisfaction or waiver of other customary closing conditions as set forth in the Merger Agreement, including approval from antitrust authorities.

CSRA has also agreed not to (a) solicit proposals relating to certain alternative transactions (b) enter into discussions or negotiations or provide non-public information in connection with any proposal for an alternative transaction from a third party or (c) enter into any acquisition agreement, letter of intent, agreement in principle or similar agreement with respect to certain alternative transactions, subject to certain exceptions to permit the CSRA’s board of directors to comply with its fiduciary obligations. CSRA has also agreed to cease immediately, and cause to be terminated, any and all existing activities, discussions or negotiations, if any, with regard to certain alternative transactions. However, subject to satisfaction of certain conditions and under the circumstances specified in the Merger Agreement, CSRA’s board of directors may change its recommendation and may also terminate the Merger Agreement either (i) to accept a superior proposal or (ii) in response to an intervening event, in each case upon payment of the termination fee described below.

The Merger Agreement includes a remedy of specific performance for CSRA and General Dynamics. The Merger Agreement also contains customary termination provisions and provides that, upon termination of the Merger Agreement, under specified circumstances, including termination by CSRA to accept and enter into a definitive agreement with respect to a Superior Proposal (as defined in the Merger Agreement), CSRA will be required to pay General Dynamics a termination fee of $204 million.

The Merger Agreement has been unanimously adopted by the boards of directors of each of CSRA and General Dynamics, and CSRA’s Board of Directors has unanimously recommended that stockholders of CSRA tender their Shares in the Offer and, if applicable, vote in favor of the approval of the Merger and the Merger Agreement.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this report and incorporated herein by reference.

The Merger Agreement has been incorporated herein by reference to provide information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about CSRA, General Dynamics or Merger Sub in any public reports filed with the U.S. Securities and Exchange Commission (the “SEC”) by CSRA or General Dynamics. In particular, the assertions embodied in the representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by information in a confidential disclosure letter provided by CSRA to General Dynamics in connection with the signing of the Merger Agreement. The confidential disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, the representations and warranties in the Merger Agreement were used for the purpose of allocating risk between CSRA, General Dynamics and Merger Sub, rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts with respect to CSRA, General Dynamics or Merger Sub. The representations and warranties set forth in the Merger Agreement may also be subject to a contractual standard of materiality different from that generally applicable to investors under federal securities laws. Therefore, the Merger Agreement is included with this Current Report on Form 8-K only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

Item 7.01	Regulation FD Disclosure

On February 12, 2018, General Dynamics and CSRA issued a joint press release announcing their entry into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Notice to Investors

In connection with the Merger described in this Current Report on Form 8-K, Merger Sub will commence an Offer, but the Offer has not yet commenced. This Current Report on Form 8-K is not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of CSRA stock. At the time the Offer is commenced, Merger Sub will file a tender offer statement and related exhibits with the SEC and CSRA will file a solicitation/recommendation statement with respect to the Offer. Investors and stockholders of CSRA are strongly advised to read the tender offer statement (including the related exhibits) and the solicitation/recommendation statement, as they may be amended from time to time, when they become available, because they will contain important information that stockholders should consider before making any decision regarding tendering their shares. The tender offer statement (including the related exhibits) and the solicitation/recommendation statement will be available at no charge on the SEC’s website at www.sec.gov. In addition, the tender offer statement and other documents that the wholly owned subsidiary of General Dynamics files with the SEC will be made available to all stockholders of CSRA free of charge at www.generaldynamics.com. The solicitation/recommendation statement and the other documents filed by CSRA with the SEC will be made available to all stockholders of CSRA free of charge at www.CSRA.com.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the combined company’s business, performance and opportunities, including the ability to deliver more innovative, leading-edge solutions; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: (i) uncertainties as to the timing of the tender offer and the merger; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of CSRA’s stockholders tendering their shares in the tender offer; (iv) the possibility that competing offers or acquisition proposals for CSRA will be made; (v) the possibility that any or all of the various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and (viii) other factors as set forth from time to time in General Dynamics and CSRA’s filings with the SEC, including their respective Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as the tender offer statement, solicitation/recommendation statement and other tender offer documents that will be filed by General Dynamics, Merger Sub and CSRA. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

All forward-looking statements speak only as of the date they were made. General Dynamics does not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated February 9, by and among CSRA, General Dynamics and Red Hawk Enterprises Corp.*

99.1	Joint press release, dated February 12, 2018, issued by CSRA Inc. and General Dynamics Corporation, relating to the proposed acquisition of CSRA Inc. by a subsidiary of General Dynamics.

*	General Dynamics has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Dynamics Corporation

	By	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos
Senior Vice President, General Counsel and Secretary
Dated: February 12, 2018		(Authorized Officer)